EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
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MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation are incorporated herein by reference.

*10.81	Second Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

*10.82	Third Amendment to the Navistar, Inc. Managerial Retirement Objective Plan. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

*10.83
Fourth Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

*10.84	Amended and Restated Executive Stock Ownership Program effective November 1, 2013. Filed as Exhibit 10.84 to Form 10-K dated and filed on December 20, 2013. Commission File No. 001-09618.

*10.85	Non-Employee Directors' Deferred Fee Plan effective November 1, 2013. Filed as Exhibit 10.85 to Form 10-K dated and filed on December 20, 2013. Commission File No. 001-09618.
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*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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